ASM FUND, INC.

                Supplement dated November 12, 1996
                to Prospectus dated March 2, 1996

1. The Fund's investments are supervised by Vector Index Advisers, Inc. (the "Adviser"). The Advisory Agreement described in this Prospectus between the Fund and the Adviser terminated on April 15, 1995. The Adviser continues to provide its services to the Fund, and will continue to do so until other arrangements, such as approval by the Fund of a new agreement between the Fund and the Adviser, can be completed. The Adviser has not retained any management fee from the Fund during the period from April 15, 1995 to the present, and will not collect any advisory fee from the Fund until a new advisory agreement is approved. The Adviser has agreed in writing to continue to fulfill its expense limitation commitment to the Fund until that time.

2. The Fund may not have qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 during certain prior periods. If the Fund becomes obligated to pay any additional taxes, interest and/or penalties with respect to any prior period, the Adviser has committed in writing to the Fund that it will pay such amounts on behalf of the Fund to assure that the Fund does not incur any financial impact as a result of this development.


a:asm-stkr.end